UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported): March 15, 2010

Waxess Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-146478	20-8820679
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1401 Dove Street, Suite 220 Newport Beach, CA		92660
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 949-825-6570

(Former name or former address, if changed since last report)

Copies to: Harvey J. Kesner, Esq. Benjamin S. Reichel, Esq. Sichenzia Ross Friedman Ference LLP 61 Broadway, 32nd Floor New York, New York 10006 Telephone: (212) 930-9700

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Between March 15, 2010 and February 1, 2011, Waxess USA, Inc. (“Waxess USA”), Waxess Holdings, Inc.’s (the “Company”)  current wholly-owned subsidiary,  entered into Secured Convertible Note and Securities Purchase Agreements (the “Purchase Agreements”) with certain accredited investors (the “Investors”) pursuant to which Waxess USA sold to the Investors secured convertible promissory notes (the “Bridge Notes”)  in the aggregate principal amount of $3,410,000 and warrants (the “Bridge Warrants”) to purchase an aggregate of 3,360,000 shares of common stock.  Between February 17, 2011 and April 15, 2011, the Company entered into Purchase Agreements with additional Investors pursuant to which the Company sold to the Investors Bridge Notes in the aggregate principal amount of $1,907,500 and Bridge Warrants to purchase an aggregate of 1,907,500 shares of the Company’s common stock.  Collectively, Waxess USA and the Company sold an aggregate of $5,317,500 principal amount of Bridge Notes and detachable Bridge Warrants to purchase an aggregate of 5,267,500 shares of common stock (the “Bridge Financing”).

The Bridge Notes have an aggregate principal amount of $5,317,500 and mature on the earlier of (i) 180 days from the date of issuance or (ii) upon the occurrence of a Liquidity Event (defined as (a) the consummation by the Company of an equity financing in which the Company receives gross proceeds of $2,000,000 (inclusive of debt conversions from the Bridge Financing) (the “Qualified Financing”); (b) the sale of all of the Company’s assets; or (c) a third party acquisition of all of the outstanding equity of the Company or the consolidation or merger of the Company with another entity) (the “Maturity Date”).   In the event of the closing of a Qualified Financing prior to the Maturity Date, the Investors shall convert all of the outstanding principal and accured interest of the Bridge Notes, on a dollar-for-dollar basis, into securities of the Company issued and sold to the investors in the Qualified Financing at a conversion price equal to 100% of the purchase price per share in the Qualified Financing.  The Bridge Notes bear interest at the rate of 10% per annum.

The Bridge Warrants are immediately exercisable for a period of three years into either (i) securities issued by the Company to investors in a Qualified Financing or (ii) if a Qualified Financing has not occurred prior to the earlier of (y) the date of exercise of the Warrant or (z) the expiration of the Warrant, then into shares of the Company’s Common Stock.  The exercise price of the Warrant shall be equal to the lesser of (a) the price per share of the securities issued in the Qualified Financing or (b) the fair market value of the Company’s common stock, provided, however, that if no Qualified Financing has occurred on or prior to the date of exercise or expiration of the Warrant, as the case may be, the exercise price of the Warrant shall be the fair market value, pursuant to the calculation as set forth in the Warrant.

The Bridge Notes and the Bridge Warrants were sold and/or issued only to “accredited investors,” as such term is defined in the Securities Act of 1933, as amended (the “Securities Act”), were not registered under the Securities Act or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506), under the Securities Act and corresponding provisions of state securities laws.

Item 3.02 Unregistered Sales of Equity Securities

On April 28, 2011, Investors holding an aggregate of $5,217,500 principal amount of Bridge Notes converted such Bridge Notes into an aggregate of 2,753,214 Units being offering by the Company in a private placement (the “Private Placement”), with each Unit consisting of one share of the Company’s common stock and one two-year warrant (the “PIPE Warrants”) to purchase an additional share of the Company’s common stock at an exercise price of $3.00.  In connection with the conversion of the Bridge Notes, an aggregate of $288,928 of accrued interest was also converted into the Private Placement.

In connection with the consummation of the Private Placement, the Bridge Warrants held by the Investors were converted into three year warrants to purchase an aggregate of 5,267,500 shares of the Company’s common stock at an exercise price of $2.00 per share (the “Replacement Warrants” and together with the PIPE Warrants, the “Warrants”).

The Warrants contain anti-dilution provisions, including but not limited to in the event of stock splits and mergers.  The Warrants contain limitations on exercise, including the limitation that the holders may not convert their Warrants to the extent that upon exercise the holder, together with its affiliates, would own in excess of 4.99% of the Company’s outstanding shares of common stock (subject to an increase upon at least 61-days’ notice by the holder to the Company, of up to 9.99%).

The Warrants may be exercised on a “cashless” basis commencing twelve months after their issuance, only with respect to underlying shares not included for unrestricted public resale in an effective registration statement on the date notice of exercise is given by the holder.

The Company has entered into registration rights agreements (the “Registration Rights Agreements”) with the Investors, pursuant to which the Company has agreed to file a “resale” registration statement with the SEC covering all shares of the Common Stock sold in the Offering and underlying any Warrants, within 45 days, unless the Company is engaged in another offering, then such filing date shall be extended by an additional 45 days (the “Filing Date”).  The Company has agreed to maintain the effectiveness of the registration statement for a period of twelve (12) months. The Company has agreed to use its reasonable best efforts to have the registration statement declared effective within 180 days, unless the Filing Date is extended 45 days, then the effectiveness deadline shall also be extended an additional 45 days (the “Effectiveness Deadline”).

The Company is obligated to pay to Investors a fee of 3% per month of the Investors’ investment, payable in cash, for every thirty (30) day period up to a maximum of 10%, (i) following the Filing Date that the registration statement has not been filed and (ii) following the Effectiveness Deadline that the registration statement has not been declared effective; provided, however, that the Company shall not be obligated to pay any such liquidated damages if the Company is unable to fulfill its registration obligations as a result of rules, regulations, positions or releases issued or actions taken by the Commission pursuant to its authority with respect to “Rule 415”, and the Company registers at such time the maximum number of shares of Common Stock permissible upon consultation with the staff of the Commission; provided, further, that the Company shall not be obligated to pay any liquidated damages at any time following the one year anniversary of the final Closing Date.

The securities sold in the Private Placement were not registered under the Securities Act, or the securities laws of any state, and were offered and sold in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering.

Item 9.01	Financial Statements and Exhibits

 (d)           Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Subscription Agreement
10.2	Form of Warrant
10.3	Registration Rights Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 5, 2011	WAXESS HOLDINGS, INC.

	By:	/s/ Hideyuki Kanakubo
Name: Hideyuki Kanakubo
Its: President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Subscription Agreement
10.2	Form of Warrant
10.3	Registration Rights Agreement

i